UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2008
SCHERING–PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-6571 (Commission File Number)	22-1918501 (IRS Employer Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-99.1: AMENDMENT TO LETTER AGREEMENT AND EMPLOYMENT AGREEMENT WITH ROBERT J. BERTOLINI
EX-99.2: AMENDMENT TO EMPLOYMENT AGREEMENT WITH CARRIE S. COX
EX-99.3: AMENDMENT TO EMPLOYMENT AGREEMENT WITH FRED HASSAN
EX-99.4: AMENDMENT TO EMPLOYMENT AGREEMENT WITH THOMAS P. KOESTLER
EX-99.5: AMENDMENT TO LETTER AGREEMENT AND EMPLOYMENT AGREEMENT WITH THOMAS J. SABATINO, JR.
EX-99.6: AMENDMENT TO EMPLOYMENT AGREEMENT WITH BRENT SAUNDERS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments to Executive Employment Agreements
The Compensation Committee of the Board of Directors of Schering-Plough Corporation (“the Company”) approved on December 9, 2008, certain amendments to the employment agreements of Fred Hassan, Chairman of the Board & Chief Executive Officer; Robert J. Bertolini, Executive Vice President & Chief Financial Officer; Carrie S. Cox, Executive Vice President & President, Global Pharmaceuticals; Thomas P. Koestler, Ph.D., Executive Vice President & President, Schering-Plough Research Institute; Thomas J. Sabatino, Jr., Executive Vice President–Global Law and Public Affairs & General Counsel; and Brent Saunders, Senior Vice President & President, Consumer Health Care.  The amendments conform those agreements to Section 409A of the Internal Revenue Code (“Section 409A”). Specifically, each employment agreement has been amended to specify that severance amounts payable by the Company, which are not exempt from Section 409A, will be further deferred for six months following that executive’s separation from service with the Company.  Additionally, the amendments provide that certain other payments will be made only at times permissible without triggering tax penalties under Section 409A.
Compensation Adjustments for Thomas J. Sabatino, Jr.
The Compensation Committee also took on December 9, 2009, the following actions with respect to the compensation of Mr. Sabatino:
•	Effective December 16, 2008, Mr. Sabatino’s base salary will be increased by 7.4%, from $798,000 to $857,100; and

•	On December 9, 2008, Mr. Sabatino was granted a special cash award in the amount of $500,000.
The above actions were taken by the Compensation Committee in recognition of Mr. Sabatino’s sustained strong performance as Executive Vice President–Global Law and Public Affairs & General Counsel and the increased responsibility he assumed for Global Administrative Services in October of 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
The following exhibits are filed with this 8-K:
99.1	Amendment to Letter Agreement and Employment Agreement between Schering-Plough Corporation and Robert J. Bertolini, dated December 9, 2008.

99.2	Amendment to Employment Agreement between Schering-Plough Corporation and Carrie S. Cox, dated December 9, 2008.

99.3	Amendment to Employment Agreement between Schering-Plough Corporation and Fred Hassan, dated December 9, 2008.

99.4	Amendment to Employment Agreement between Schering-Plough Corporation and Thomas P. Koestler, dated December 9, 2008.

99.5	Amendment to Letter Agreement and Employment Agreement between Schering-Plough Corporation and Thomas J. Sabatino, Jr., dated December 9, 2008.

99.6	Amendment to Employment Agreement between Schering-Plough Corporation and Brent Saunders, dated December 9, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Schering-Plough Corporation

By:	/s/ Susan Ellen Wolf
Susan Ellen Wolf
Corporate Secretary Vice-President – Corporate Governance and Associate General Counsel

Date: December 12, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Amendment to Letter Agreement and Employment Agreement between Schering-Plough Corporation and Robert J. Bertolini, dated December 9, 2008.

99.2	Amendment to Employment Agreement between Schering-Plough Corporation and Carrie S. Cox, dated December 9, 2008.

99.3	Amendment to Employment Agreement between Schering-Plough Corporation and Fred Hassan, dated December 9, 2008.

99.4	Amendment to Employment Agreement between Schering-Plough Corporation and Thomas P. Koestler, dated December 9, 2008.

99.5	Amendment to Letter Agreement and Employment Agreement between Schering-Plough Corporation and Thomas J. Sabatino, Jr., dated December 9, 2008.

99.6	Amendment to Employment Agreement between Schering-Plough Corporation and Brent Saunders, dated December 9, 2008.